SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 14, 1997


                             Regent Bancshares Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




  New Jersey                0-17753                    23-2440805
---------------           -----------               ----------------
(State or other           (Commission               (I.R.S. Employer
jurisdiction of           File Number)             Identification No.)
 incorporation)



1430 Walnut Street, Philadelphia, Pennsylvania           19102
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:  (215) 546-6500



                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)





                                                               Page 1 of 6 pages
                                                         Exhibit index on page 4






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Item 5.  Other Events.

                  On January 14, 1997, the Registrant and its wholly owned subsidiary, Regent National Bank (the "Bank"), and Carnegie Bancorp. ("Carnegie") and its wholly owned subsidiary Carnegie Bank, N.A. ("CBNA"), executed an agreeement (the "Agreement") terminating the Amended and Restated Agreement and Plan of Merger, dated as of August 30, 1995, as amended on October 2, 1996, whereby the Registrant was to merge with and into Carnegie with Carnegie as the surviving corporation and the Bank was to merge with and into CBNA with CBNA as the surviving bank. The Registrant requested execution of the Agreement because the Registrant's Board of Directors believed it to be in the best interests of the Registrant's shareholders if the Registrant remains independent. For further information regarding the terms and conditions of the Agreement, reference is made to the Agreement filed as Exhibit 1 hereto and incorporated herein by reference. Pursuant to the Agreement, Carnegie was reimbursed for $722,000 of merger-related expenses Carnegie had incurred.

                  On January 15, 1997, the Registrant and the Bank retained Keefe, Bruyette & Woods, Inc., an investment banking firm, to advise Regent and the Bank in connection with their strategic alternatives.

                  Exhibit 2 to this Form 8-K Report is the press release regarding the Agreement and the retention of Keefe, Bruyette & Woods, Inc. issued by Registrant on January 15, 1997.




Item 7.  Financial Statements and Exhibits.

                  (a)           Financial statements of businesses acquired:

                                 Not applicable.

                  (b)           Pro forma financial information:

                                 Not applicable.

                  (c)           Exhibits:

                                1. Agreement, dated as of
                                January 14, 1997, among
                                Carnegie Bancorp, Carnegie
                                Bank, N.A., Regent
                                Bancshares Corp. and Regent
                                National Bank relating to
                                the termination of the
                                Amended and Restated
                                Agreement and Plan of Merger
                                dated as of August 30, 1995,
                                as amended October 2, 1996.

                                2. January 15, 1997 press release
                                issued by Regent Bancshares Corp.



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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             REGENT BANCSHARES CORP.


Date:  January 22, 1997                      By: /s/ David W. Ring
                                                 -----------------
                                                 David W. Ring, Chairman and
                                                 Chief Executive Officer


                                       -3-


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                                  EXHIBIT INDEX



                                                          Sequentially numbered
Exhibit Number                 Description                          page
--------------                 -----------                ---------------------
      1                   Agreement, dated as of                     5
                          January 14, 1997,
                          among Carnegie Bancorp,
                          Carnegie Bank, N.A.,
                          Regent Bancshares Corp.
                          and Regent National
                          Bank relating to the
                          termination of the
                          Amended and Restated
                          Agreement and Plan of
                          Merger dated as of
                          August 30, 1995, as
                          amended October 2, 1996

      2                   January 15, 1997 Press                    6
                          Release issued by
                          Regent Bancshares Corp.




                                       -4-


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